UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 24, 2012

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012 our Board of Directors, upon the recommendation of its Board Affairs Committee, adopted an amendment to our 2008 Equity Incentive Plan (“2008 Plan”) to increase non-executive directors’ quarterly stock awards from $28,750 to $31,250.  The foregoing description of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan, as amended, which is being filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on May 24, 2012, the following proposals were adopted by a final vote of our stockholders:

1.
The stockholders voted to approve the election of the following directors by the votes set forth below to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier deaths, resignations or removal.

	For	Against	Abstain	Broker Non-Vote
Mickey P. Foret	64,274,543	369,083	38,124	3,896,128
Senator William H. Frist	64,262,311	383,144	36,295	3,896,128
Lydia H. Kennard	64,271,807	373,628	36,315	3,896,128
Donald R. Knauss	64,087,119	559,100	35,531	3,896,128
Martin M. Koffel	61,370,788	3,268,266	42,696	3,896,128
General Joseph W. Ralston, USAF	63,550,932	1,096,269	34,549	3,896,128
John D. Roach	63,496,706	1,140,180	44,864	3,896,128
Douglas W. Stotlar	63,559,076	1,085,594	37,080	3,896,128
William P. Sullivan	63,163,745	1,473,415	44,590	3,896,128

2.	The stockholders voted to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2012 fiscal year.

Number of Shares
For	66,162,410
Against	2,363,132
Abstain	52,336
Broker Non-Votes	—

3.	The stockholders voted to approve, on an advisory basis, the compensation of our named executive officers.

Number of Shares
For	53,278,797
Against	11,331,245
Abstain	71,708
Broker Non-Votes	3,896,128

4.	The stockholders voted against a stockholder proposal entitled “executives to retain significant stock.”

Number of Shares
For	22,561,900
Against	41,844,331
Abstain	275,519
Broker Non-Votes	3,896,128

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	URS Corporation 2008 Equity Incentive Plan, amended on May 24, 2012. FILED HEREWITH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: May 30, 2012	By:	/s/ Joseph Masters
Joseph Masters
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	URS Corporation 2008 Equity Incentive Plan, amended on May 24, 2012. FILED HEREWITH.